                                                            Pursuant to Rule 497
                                         Registration Nos. 33-37426 and 811-6194



                              DATED MARCH 20, 1998


                    THE CHACONIA INCOME & GROWTH FUND, INC.

                        C/O AMERICAN DATA SERVICES, INC.
                         THE HAUPPAUGE CORPORATE CENTER
                               150 MOTOR PARKWAY
                                   SUITE 109
                              HAUPPAUGE, NY 11788
                                 1-800-368-3322

     The Chaconia Income & Growth Fund, Inc. (the "Fund") is an open-end, nondiversified management investment company which seeks high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, the First and Second Unit Schemes (the "Schemes") of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. The minimum initial investment is $250. Subsequent investments will be a minimum of $100, and stockholders have the option of making subsequent purchases through a continuing automatic transfer plan. (See "How to Purchase Shares"). For further information, contact the Fund at the address or telephone number shown above. There can be no assurance that the Fund's investment objective will be achieved.

     INVESCO CAPITAL MGMT. INC. (the "Investment Manager") serves as Investment Manager to the Fund. The Investment Manager receives a management fee from the Fund and may be reimbursed by the Fund for certain distribution expenses in connection with a Rule 12b-1 distribution plan.


     This prospectus concisely sets forth information a prospective investor should know about the Fund before investing. A Statement of Additional Information about the Fund and an Annual Report to Shareholders of the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address or by contacting certain registered broker-dealers ("selected broker-dealers"). The "Statement of Additional Information" is dated March 20, 1998 and is incorporated by reference into this Prospectus in its entirety.


                                 -------------

     Investors are advised to read this Prospectus and retain it for future reference.

                                 -------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES


Shareholder Transaction Expenses:
     Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price)..................     None
     Maximum Sales Load Imposed on Reinvested
       Dividends (as a percentage of offering price)........     None
     Deferred Sales Load (as a percentage of original
      purchase price or redemption proceeds, as
      applicable)...........................................     None
     Redemption Fees (as a percentage of amount redeemed)...     None
     Exchange Fee...........................................     None
Annual Fund Operating Expenses
     (as a percentage of average net assets):
Management Fees(a) (variable -- as a percentage of average
  daily net assets).........................................    0.68%
     12b-1 Fees.............................................    0.50%
     Service Fees(b)........................................    0.00%
     Other Expenses.........................................    1.37%
     Total Fund Operating Expenses(a)(b)....................    2.55%


(a) The management fee will vary depending upon the Fund's average daily net assets and will be the greater of $50,000 or 0.75% of 1% on the first $10 million, 0.50% of 1% on the next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. Total Fund operating expenses will vary depending upon the management fee.


(b)The service fees are payments made by the Fund to registered broker-dealers for personal service and/or the maintenance of shareholder accounts. No service fee payments have been earned or paid to date, but service fees could be paid in the future by the Fund up to 0.25% of 1% of the Fund's net assets. The total Fund Operating Expense ratio is 2.55% as of December 31, 1997.



                       EXAMPLE                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       -------                           ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming
  (i) 5% annual return and
  (ii) redemption at the end of each time period:         $26        $79       $136        $289


     The purpose of this table is to assist the investor in understanding the various costs and expenses of an investment in the Fund. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The following Financial Highlights for a share of beneficial interest outstanding throughout the period shown has been audited by Coopers & Lybrand L.L.P., independent accountants, whose most recent report on the financial statements appears in the Fund's annual report, as filed with the Securities and Exchange Commission (the "SEC") on March 2, 1998. This table should be read in conjunction with the financial statements and notes thereto which are contained in such annual and semiannual reports.

                                                  1997      1996      1995      1994     1993(4)
                                                  ----      ----      ----      ----     -------
Per share operating performance:
     Net asset value, beginning of period......  $ 10.44   $ 12.13   $  9.94   $ 10.20   $ 10.00
Income from investment operations:
     Net investment income.....................     0.08      0.13      0.24      0.13      0.03
     Net realized and unrealized gain (loss) on
       investments.............................     2.00      0.55      2.47     (0.13)     0.21
                                                 -------   -------   -------   -------   -------
Total from investment operations...............     2.08      0.68      2.71      0.00      0.24
Less distributions:
     Dividend from net investment income.......    (0.09)    (0.17)    (0.23)    (0.13)    (0.04)
     Distribution in excess of net investment
       income and realized gains...............     0.00     (0.01)  0.00(1)   0.00(1)   0.00(1)
     Distribution from realized gains..........    (0.96)    (2.15)    (0.28)    (0.13)  0.00(1)
     Distribution in excess of net realized
       gains on investments....................     0.00     (0.04)     0.00     (0.00)     0.00
                                                 -------   -------   -------   -------   -------
Total distributions............................    (1.05)    (2.37)    (0.51)    (0.26)    (0.04)
                                                 -------   -------   -------   -------   -------
Net asset value, end of period.................   $11.47    $10.44    $12.13     $9.94    $10.20
                                                 =======   =======   =======   =======   =======
Total return...................................    19.98%     5.61%    27.16%        0%     2.40%
Ratios/supplemental data:
     Net assets, end of period (in
       thousands)..............................  $18,500   $10,132   $17,809   $12,315   $12,105
Ratios to average net assets:
     Expenses..................................     2.55%     2.84%     2.37%     2.87%     2.73%(2)
     Net investment income.....................     0.98%     1.03%     2.09%     1.25%     0.53%(2)
Portfolio turnover rate........................    35.04%    72.91%    26.23%    40.13%     0.55%
Average commission rate per share(3)...........  $0.0417   $0.0613       N/A       N/A       N/A

-------------------------
(1) Less than $.01 per share.

(2) Annualized.

(3) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions are charged.

(4) The Fund commenced operations on May 11, 1993.

                                 PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus:

     THE FUND: The Fund is a Maryland corporation, incorporated on October 24, 1990, and registered as a open-ended, nondiversified, management investment company under the Investment Company Act of 1940 ("1940 Act").

     INVESTMENT OBJECTIVE: The Fund's investment objective is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, American Depository Receipts ("ADRs"), the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. Under normal market conditions, the Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. For purposes of this investment policy, equity securities are defined as: common stocks, preferred stocks, warrants, stock rights, convertible bonds and convertible debentures.

     There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund and its investment restrictions described in the Statement of Additional Information are fundamental and may not be changed without stockholder approval. Its other investment policies may be changed by the Board of Directors without stockholder approval.

     INVESTMENT RISKS: All investments, including mutual funds, have risks and no investment is suitable for all investors. The Fund may invest in both large and small companies. Investment in small companies involve greater risk than is customarily associated with more established companies. The Fund may invest in short, medium or long term interest bearing obligations which have the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. The Fund may invest in securities of companies and governments of foreign nations that involve certain risks which are in addition to the usual risks inherent in U.S. investments.

     MANAGEMENT AND FEES: The Investment Manager is compensated for its services and its related expenses at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. The Investment Manager may receive 12b-1 fees as reimbursement for certain distribution expenses.

     HOW TO PURCHASE SHARES: Shares of the Fund may be purchased through selected broker-dealers and from American Data Services, Inc., Transfer Agent for the Fund ("Transfer Agent"), at the public offering price per share next determined after receipt of an order by either a registered broker-dealer or the Fund's Transfer Agent, in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment is $250. Subsequent investments will be a minimum of $100. Stockholders may opt to make subsequent investments through the continuing automatic transfer plan. See "How to Purchase Shares." Investments through an Individual Retirement Account or other retirement plans, however, have different requirements. See "Retirement Plans."

     HOW TO SELL SHARES: Shares of the Fund may be redeemed through selected broker-dealers and the Transfer Agent by the stockholder at any time at the net asset value per share next determined after the redemption request is received by either a registered broker-dealer or the Transfer Agent in proper form. See "How to Redeem Shares."

     DIVIDENDS AND REINVESTMENT: Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless a stockholder elects otherwise, be paid on the payment date in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. See "Dividends, Distributions and Taxes."

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek high current income and capital appreciation. It seeks to meet its objective by investing the Fund's assets in: U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, investment grade corporate bonds, investment grade foreign government bonds, equity securities of U.S., Canadian, British and Trinidad and Tobago companies, ADRs, the Schemes of the Trinidad and Tobago Unit Trust Corporation, certificates of deposit and money market funds. There can be no assurance that the Fund will be able to achieve its objective.

     The Fund intends to invest in the Schemes of the Trinidad and Tobago Unit Trust Corporation only if the Fund determines that there are no adverse restrictions to realizing an investment in the Schemes of the Trinidad and Tobago Unit Trust Corporation and the Investment Manager believes the potential rewards from the Schemes of the Trinidad and Tobago Unit Trust Corporation are greater than the other investments described above.

     The Fund's investment policy will emphasize debt instruments to achieve the Fund's current income objective. Under normal market conditions, the Fund will maintain a level of at least 25% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities. The investment in equity securities versus debt securities will depend upon the Investment Manager's evaluation of the relative merits and risks of equity securities versus bonds.

     The attractiveness of nongovernment instruments will be judged based upon their potential return enhancement and creditworthiness. Potential return is determined by observing the existing yield spread differential within a historical context and purchasing such instruments only when the differential is at levels which are above a long-term mean. Within the investment credit spectrum, to ensure protection of principal, additional credit analysis will be undertaken in employing the Investment Manager's proprietary analytical techniques and data bases to further reduce the risk.


     In determining the maturity of the debt securities the Fund invests in, the Investment Manager will focus on whether the level of real yield, after taking into account inflation, is adequate to compensate for the greater volatility and risks associated with debt securities having a greater maturity. Generally, the longer the maturity of a debt security, the greater its price volatility. Conversely, the shorter the maturity, the lower its price volatility. During a typical credit cycle, the average duration implied by this discipline will likely average 5 years within a range normally of 2.5 to 8 years. Debt securities are defined as: U.S. and foreign nonconvertible company bonds, U.S. and foreign government securities and commercial paper.



     In determining what equity securities the Fund will invest in, the Investment Manager will focus on the actual earnings, return on equity and dividend history of the company. The Investment Manager will seek to invest in equity securities of companies whose shares are undervalued based on the current price relative to the long-term record of the company. For purposes of this investment policy, equity securities are defined as: U.S. and foreign common stocks, ADRs, warrants, convertible bonds, convertible debentures, preferred stock and stock rights. No more than 5% of the Fund's net assets may be used to purchase warrants or stock rights. For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specified time limit or perpetually. Sometimes a warrant is offered with securities as an inducement to buy. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may not purchase options on equity securities.


     The Fund intends to invest in a variety of securities, with differing issuers, maturities and interest rates. If the Investment Manager believes that stocks in general are overvalued, or that interest rates may rise substantially, or that the general economic environment may be deteriorating, the Investment Manager may assume a temporary defensive position and may invest up to 100% of the Fund's assets in high quality commercial paper and short-term U.S. Government securities such as Treasury Bills and Treasury Notes. The Fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." The average U.S. dollar weighted duration of the Fund's portfolio is not expected to exceed ten years.

     The Fund does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude debt securities having a maturity at the date of purchase of one year or less.

     Subject to its investment policy of normally investing at least 25% of its total assets in U.S. Government securities, investment grade corporate bonds and investment grade foreign government bonds, the Fund is permitted to invest in
(1) U.S. dollar denominated debt securities, similar in nature to those described above, regardless of the domicile of the issuers and (2) income producing equity securities of companies domiciled in the United States (some of which may be denominated other than in U.S. dollars). Some of these securities are issued in the Eurodollar market by multinational banks and companies which may have operations in Trinidad and Tobago.

     The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 5% of total assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets after giving effect to the borrowing. The Investment Manager of the Fund will not purchase securities when borrowings exceed 5% of total assets. The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

                          BASIC INVESTMENT TECHNIQUES

SECURITIES SUBJECT TO REORGANIZATION

     The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.


     The Fund may not invest more than 15% of its net assets in (1) securities which are restricted or for which market quotations are not readily available;
(2) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (3) repurchase agreements having a maturity of more than seven days; and (4) other illiquid securities. The Fund will also treat non-U.S. Government interest-only or principal-only securities as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

NONCONVERTIBLE DEBT SECURITIES


     Under normal market conditions, the Fund will invest at least 25% of its assets in nonconvertible debt securities. For purposes of this investment policy, nonconvertible debt securities are defined as: (1) Rated corporate bonds, as well as variable amount master demand notes; (2) Government securities which include securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (3) Commercial paper which include commercial paper of companies rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or rated P-1 or P-2 by Moody's Investors Service, Inc. ("Moody's"). Fixed income securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or which are unrated but of comparable quality as determined by the Investment Manager, are not investment grade. These securities are viewed by the rating agencies as being predominantly speculative in nature. They may be characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading, among other risks. The Fund will not invest any of its assets in noninvestment grade debt securities. The market values of fixed income securities generally fall when interest rates rise and, conversely, rise when interest rates fall.



U.S. GOVERNMENT SECURITIES



     The U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities. The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund's shares.



THE SCHEMES OF THE TRINIDAD AND TOBAGO UNIT TRUST CORPORATION


     The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of
1981). The Unit Trust Corporation's main office is located in the City of Port-of-Spain, Trinidad. The affairs of the Unit Trust Corporation are managed by a board of directors.

     The Schemes of the Trinidad and Tobago Unit Trust Corporation are investment companies as defined under the 1940 Act and their respective investments are at all times identified separate from the investments of the Unit Trust Corporation itself. Accounts of each of the Schemes of the Trinidad and Tobago Unit Trust Corporation are prepared separately from those of the Unit Trust Corporation. When an investor purchases units from the Unit Trust Corporation, he is purchasing units issued from the Schemes of the Trinidad and Tobago Unit Trust Corporation. The transaction is administered by the Unit Trust Corporation on behalf of the Schemes of the Trinidad and Tobago Unit Trust Corporation.

     The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities. As of February 20, 1998, the Schemes of the Trinidad and Tobago Unit Trust Corporation had an aggregate of $367,000,000 (U.S. dollars) under management and approximately 185,646 unitholders.


     The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.


     The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Trinidad and Tobago Unit Trust Corporation or any other investment companies. No more than 10% of the Fund's total assets may be used to purchase any securities of investment companies. The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the investment company. The Fund will pay an investment management fee when it invests in the Schemes of the Trinidad and Tobago Unit Trust Corporation.



     As of February 20, 1998, the Unit Trust Corporation beneficially owned 6.785% of the outstanding voting stock of the Fund.


         CERTAIN INVESTMENT STRATEGIES AND SPECIAL RISK CONSIDERATIONS

     All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is designed for long term investors who can accept the fluctuations in portfolio value and other risks associated with the primary objective of seeking current income and capital appreciation through investment in securities. There can be no assurance that the Fund will achieve its objective.

     The Fund will not make significant investments in securities of any one issuer to reduce risk. Although risk cannot be eliminated, this strategy reduces the impact of any single investment. The Fund may invest in both large and small companies. Investments in small companies involve greater risk than is customarily associated with more established companies. Smaller companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may have more limited marketability and be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general.

     Any investment by the Fund in short, medium or long term interest bearing obligations has the risk of principal fluctuation due to changing interest rates and the ability of the issuer to repay the obligation at maturity. Fixed income instrument prices are inversely related to interest rate movements, but proportional to the maturity of the instruments. That is, long-term instrument prices rise or fall more than short-term instruments for a given change in interest rates. Certain risk factors are also associated with other investment practices of the Fund (none of which is expected to involve more than 25% of the Fund's net assets), including investing in debt securities and investing in foreign securities. Although the Fund does not purchase securities with a view of rapid turnover, there are no limitations on the length of time portfolio securities must be held. The Fund's portfolio turnover rate is not expected to exceed 100%. A portfolio turnover exceeding 100% generally results in increased transaction expenses and the realization of capital gains and losses.

     There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, devaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or from other foreign governmental laws or restrictions. Changes in foreign currency exchange rates may affect the value of the Fund's assets, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains to be distributed to shareholders by the Fund. In addition, some of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a U.S. company or U.S. Government entity.


     Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities and the Fund may be affected unfavorably by exchange control regulations. Investment in foreign securities will also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges and the expense of maintaining securities with foreign custodians.

                                   MANAGEMENT

BOARD OF DIRECTORS

     The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, its Custodian, its Transfer Agent, selected broker-dealers and its Administrator. The day-to-day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.


     The Board of Directors is presently comprised of five members, four of whom reside outside the United States. Directors Clarry Benn, Judy Chang, Renrick Nickie and Roosevelt Williams are residents of the Republic of Trinidad and Tobago. Judy Chang serves as Chair of the Board of Directors. Clarry Benn and Renrick Nickie also serve as executive officers of the Fund.


     The Maryland General Corporation Law subjects all directors and officers of the Fund to fiduciary duties for the lawful management of the Fund's organization and operation, including federal and state securities laws. Investors of the Fund may not be able to effect service of process within the United States upon the Fund's nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.


     The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors of the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Fund.


THE INVESTMENT MANAGER

     The Investment Manager is subject to the control of the Fund's Board of Directors. The Investment Manager was incorporated as a registered investment advisor in 1971. In November 1985, the Investment Manager entered into a limited partnership with Britannia Arrow Holdings, PLC, a major U.K. financial services company, to pursue global investment business. The Investment Manager was the general partner. In December 1988, the two firms completed a merger, creating the global investment organization of INVESCO, with offices worldwide. In February 1997, a subsidiary of INVESCO PLC, ultimate parent of the Investment Manager, merged with A I M Management Group, Inc., one of the largest mutual fund managers in the United States, which resulted in a new financial services company, well-equipped to provide the Fund and investors with a competitive spectrum of investment management capabilities.



     The Investment Manager manages over $40 billion in retirement fund assets for over 350 institutional clients located throughout the U.S., the U.K. and Japan. The Investment Manager's clients include corporate pension and profit sharing plans, public funds, jointly-trusteed funds, endowment and foundation accounts. The Investment Manager has provided investment advisory services to registered investment companies.


     The Investment Manager is authorized to consider sales of shares of the Fund as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," i.e., prompt and efficient execution at the most favorable securities price.

     Under the Investment Management Agreement, between the Fund and the Investment Manager, the Fund pays the Investment Manager a fee, computed daily, and payable monthly, at the annual rate of the greater of $50,000 or 0.75% of 1% on first $10 million, 0.50% of 1% on next $10 million and 0.25% of 1% over $20 million of the Fund's average daily net assets. The minimum management fee of $50,000 or 0.75% of 1% on the first $10 million is higher than most investment companies are charged. The management fee charged on average daily net assets in excess of $10 million is not higher than most investment companies are charged. The Fund and the Investment Manager believe the fee is appropriate considering the investment objective of the Fund.

ADMINISTRATOR

     American Data Services, Inc. (the "Administrator"), located at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788, serves pursuant to an agreement with the Fund (the "Administrative Services Agreement"). Pursuant to the Administrative Services Agreement, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law, the Administrator will assist in the Fund's administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain the Fund's operating expense budget.

FUND OPERATING EXPENSES

     In addition to the management fee payable to the Investment Manager, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of, directors other than those affiliated with the Investment Manager; (v) legal and audit expenses; (vi) fees and expenses of the Custodian, shareholder service or Transfer Agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to stockholders; (ix) other expenses incidental to holding any stockholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) Rule 12b-1 fees paid by the Fund in connection with the Distribution Plan; (xii) service fees paid by the Fund in connection with the personal service and/or maintenance of shareholder accounts; and (xiii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and directors.

     See the Statement of Additional Information for more information as to the Fund's Board of Directors, Officers, the Investment Manager and its operating expenses.

                             HOW TO PURCHASE SHARES

OPENING AN ACCOUNT

     In order to invest in the Fund, an investor must first complete and sign an account application. Shares of the Fund may be purchased either by mail or by telephone through selected broker-dealers who have a sales agreement with the Fund or through the Transfer Agent, at the offering price next determined after receipt of an order by selected broker-dealers or the Transfer Agent, in proper form. The offering price is the net asset value per share of the Fund.

     The Fund may from time to time pay a bonus or other incentive to the selected dealers that employ a sales representative who sells a minimum dollar amount of shares of the Fund. Such bonus or other incentives may take the form of payment for travel expense including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States.


     The minimum initial investment in the Fund including purchases for an Individual Retirement Account is $250. See "Retirement Plans." Subsequent investments are a minimum of $100. The Fund reserves the right to reject any purchase order.


AUTOMATIC INVESTMENTS


     Shareholders in the Fund may elect to make subsequent investments through a continuing automatic transfer ("CAT") program. To elect the CAT, complete the CAT program section of the Fund's account application and include a voided unsigned check from the bank account to be debited. You should consider your financial ability to participate in the CAT program. The Fund reserves the right to close your account under certain circumstances or you may find it necessary to redeem your account, either of which may occur in periods of declining Fund share prices or during periods of rising prices. The Fund reserves the right to suspend, modify or terminate the CAT program without notice.


     The Fund reserves the right to reject any order.

     Purchase orders may either be placed with selected broker-dealers or submitted to the Transfer Agent as follows:

PURCHASE PLACED WITH SELECTED BROKER-DEALERS

     Selected broker-dealers may place orders for shares of the Fund on behalf of clients at the offering price next determined after receipt of the client's order made by calling the Transfer Agent. If the order is placed by a client with a selected dealer prior to 4 p.m. Eastern time on any day the New York Stock Exchange is open for trading, and forwarded to the Transfer Agent prior to 5 p.m. Eastern time on that day, it will be confirmed to the selected dealer at the applicable offering price determined that day. The selected broker-dealer is responsible for placing purchase orders promptly with the Transfer Agent and for forwarding payment.

PURCHASE PLACED WITH TRANSFER AGENT

     Investors may mail an application form, together with a check payable to the Fund, directly to the Transfer Agent, at the following address:

                                American Data Services, Inc.
                                The Hauppauge Corporate Center
                                150 Motor Parkway
                                Suite 109
                                Hauppauge, NY 11788

     If the purchase being made is a subsequent investment, the stockholder should send a stub from a confirmation previously received from the Transfer Agent in lieu of the application form. If no such stub is available, a brief letter giving the registration of the account, the name of the Fund and the account number should accompany the check. In addition, the stockholder's account number should be written on the check. Checks do not need to be certified but are accepted subject to face value in United States dollars and must be drawn on United States banks.

     Shares of the Fund will be purchased for the account of the investor by the Transfer Agent as agent for the investor's selected dealer at the offering price next determined after receipt by the Transfer Agent of the check together with the appropriate form or other identifying information.

     The Fund offers additional services to investors, including plans for the systematic investment and withdrawal of money as well as prototype retirement programs. Information about these services is also available in the Statement of Additional Information or from selected broker-dealers or the Transfer Agent.

NET ASSET VALUE

     The Fund's net asset value per share is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of the Exchange, currently 4 p.m., Eastern time. The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund's portfolio securities will be the market value of such securities. See the Statement of Additional Information for further information.

                       DISTRIBUTION PLAN AND SERVICE FEES

     The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

     Pursuant to the Plan, registered broker-dealers and others ("Qualified Recipients") that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees at rates determined by the Fund's Board of Directors. In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services. The Fund will reimburse the Investment Manager and Qualified Recipients for these expenditures, including interest expenses and other overhead items, during a fiscal year of the Fund, up to a limit of 0.50% of 1% on an annual basis of the Fund's average daily net assets, subject to compliance with guidelines adopted from time to time by the Board of Directors of the Fund.


     No reimbursements under the Plan will be made for expenditures or fees for fiscal years prior to the fiscal year in question or in contemplation of future fees or expenditures. In addition to payments received pursuant to the Plan, Qualified Recipients which are selected dealers may receive a service fee in the amount of .25% of each shareholder account opened with the Fund as a result of a sale made by them of Fund shares. The service fee is paid by the Fund to the Qualified Recipient for the personal service and/or maintenance of shareholder accounts; and the Qualified Recipient may receive commissions on Fund portfolio transactions subject to the provisions of the Management Agreement (see the Statement of Additional Information).


     The enactment of the National Securities Markets Improvement Act in October 1996 created an amendment to the 1940 Act. The changes in legislation will enable the Fund to distribute its shares to a larger number of states.


                              HOW TO REDEEM SHARES

     The Fund will redeem for cash all of its full and fractional shares at the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in proper form, as described below. A stockholder wishing to redeem shares may do so at any time by writing to the Fund in care of its Transfer Agent at The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. The instructions should specify the name of the Fund, the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered. The redemption request will not be accepted unless it contains all required documents in proper form, as described below.

PROPER FORM

     In addition to written instructions, if any shares being redeemed are represented by stock certificates, the certificates must be surrendered. The certificates must either be endorsed or accompanied by a stock power signed by the registered owners, exactly as the certificates are registered. The signatures on the certificates or stock powers, as well as the signatures on any redemption request concerning shares not represented by certificates, must conform to the requirements of the Transfer Agent. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the stockholder of record. Any questions concerning documents needed should be directed to the Transfer Agent.

PAYMENTS

     Payment for shares tendered will be made within seven days after receipt by the Transfer Agent of instructions, certificates, if any, and other documents, all in proper form. Payment may be delayed under unusual circumstances, as specified in the 1940 Act or as determined by the SEC. Payment may also be delayed for any shares purchased by check until the Fund has determined that the purchase check will be honored, which may take up to 15 calendar days.

REDEMPTION IN KIND


     If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining stockholders of the Fund to make payment wholly or partly in cash, the redemption value may be paid in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares of the Fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one stockholder. Should redemptions by any stockholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming stockholder would incur brokerage costs in converting the assets into cash.

REINVESTMENT PRIVILEGE

     A stockholder who has redeemed all or part of his or her shares of the Fund may reinvest all or part of the redemption proceeds in shares of the Fund at the net asset value next computed after receipt of the reinvestment order if such reinvestment is effected within 30 days after the redemption. The privilege may be exercised only once by a stockholder. However, a stockholder has not used up this one-time privilege if the sole purpose of a prior redemption was to invest the proceeds at net asset value in a qualified retirement plan. If the stockholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.

REDEMPTION OF SMALL ACCOUNTS

     The Fund's Board of Directors may, in order to reduce the expenses of the Fund, redeem all of the shares of any stockholder (other than a qualified retirement plan) whose account has declined to a net asset value of less than $100, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of notice of such redemption. Stockholders will be given 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.

                                RETIREMENT PLANS


     Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers two types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") form. The minimum investment required to open an IRA for investment in shares of the Fund is $250 for an individual except that both the individual and his or her spouse would be able to establish separate IRAs if their combined investment is $400.



TRADITIONAL IRA



     In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70- 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.



ROTH IRA



     In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59 1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to the Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.



     Fund shares may also be a suitable investment for other types of qualified pension or profit sharing plans that are employer-sponsored, including deferred compensation or salary reduction plans known as 401(k) plans which give participants the right to defer portions of their compensation for investment on a tax deferred basis until distributions are made from the plans.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the stockholder elects otherwise, be paid on the payment date fixed by the Fund's Board of Directors in additional shares of the Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

TAXES


     The Fund intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended (the "Code"). Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed.



     The Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats the dividend, whether paid in the form of cash or additional shares, as a receipt of ordinary income.



     Any dividend or distribution of the Fund's excess of net long-term capital gain over its net short-term capital loss will be taxable to a shareholder as a long-term capital gain, regardless of how long the shareholder has held shares of the Fund. Capital gain dividends that are payable to individuals, estate or trusts for taxable years ending on or after May 7, 1997 will be designated as a 20% rate gain distribution, an unrecaptured section 1250 gain distribution or a 28% rate gain distribution depending upon the Fund's holding period for the shares. Capital gain dividends that are payable to corporations are taxable at a 28% rate if held for more than one year. The 70% dividends-received deduction for corporations applies to dividends from the Fund's net investment income, subject to proportionate reductions if aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distribution of net investment company taxable income made by the Fund.

     The Transfer Agent is required to send stockholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to stockholders during the preceding year. This statement should be kept as a permanent record. A fee may be charged for any duplicate information requested.


     Before investing in the Fund, individuals are advised to check the consequences of local and state tax laws, and the consequences for any retirement plan offering tax benefits.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Fund is a Maryland corporation, incorporated on October 24, 1990, and registered as an open-ended, nondiversified, management investment company under the 1940 Act. The authorized capital stock consists of 2,000,000 shares of common stock having a par value of ($.01) per share. The Fund's Board of Directors is authorized to divide the unissued shares into one or more classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Fund portfolio, and to fix the number of shares in any such class.

     Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class. Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

     There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the stockholder.

     The Fund sends semiannual and annual reports to all of its stockholders which include a list of portfolio securities and the Fund's financial statements which shall be audited annually.

     The shares of the Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested in writing to the Transfer Agent by an investor who is a stockholder of record, the Fund does not issue certificates evidencing Fund shares.

     The Corporation will hold an annual stockholder meeting each year. Special meetings of the stockholders will be held for the consideration of proposals requiring stockholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Fund's outstanding shares. The directors will promptly call a meeting of stockholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that stockholders will receive communication assistance in connection with calling such a meeting. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

     The Fund's organizing documents have been filed with the SEC as exhibits to the Fund's registration statement and can be found at the SEC, at the Fund's principal office or at the offices of the Fund's legal counsel.

STOCKHOLDER APPROVAL


     Other than the election of directors, which is by plurality, any matter for which stockholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund entitled to vote at a meeting called for the purpose of considering such approval. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of any business at all meetings of the stockholders except as otherwise provided by law or in the Articles of Incorporation. The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.


LEGAL PROCEEDINGS

     There are currently no pending material legal proceedings against the Fund or the Unit Trust Corporation.

PERFORMANCE INFORMATION

     The Fund may furnish data about its investment performance in advertisements, sales literature and reports to stockholders. "Total return" represents the annual percentage change in value of $1,000 invested at the maximum public offering price for the one and five year periods and the life of the Fund through the most recent calendar quarter, assuming reinvestment of all dividends and distributions. Quotations of "yield" will be based on the investment income per share earned during the particular 30-day period, less expenses accrued during the period, with the remainder being divided by the maximum offering price per share on the last day of the period. The Fund may also furnish total return and yield calculations for other periods and/or based on investments at various sales charge levels or net asset values. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account.

CUSTODIAN

     Star Bank, N.A. is the custodian for the Fund's cash and securities.

INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P. has been appointed independent accountants for the Fund.

INFORMATION FOR STOCKHOLDERS

     All stockholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Transfer Agent. For assistance, call 516-951-0500 or 1-800-368-3322.

     This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement and the Annual Report to Shareholders of the Fund may be obtained without charge from the Fund or selected broker-dealers.

ACCOUNT APPLICATION

Mail to: American Data Services, Inc.
         The Hauppauge Corporate Center
         150 Motor Parkway
         Suite 109
         Hauppauge, NY 11788 U.S.A.

         800-368-3322 (U.S.)


For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRAs. Please contact American Data Services, Inc. directly for IRA information.

ACCOUNT REGISTRATION

------------------------------------------------------------
Name of Owner(s) (Individual, Joint, Custodian, Company or Trustee)

------------------------------------------------------------
Mailing Address

------------------------------------------------------------
City                 State                       Zip

------------------------------------------------------------
Daytime Telephone Number

------------------------------------------------------------
Social Security Number or Taxpayer Identification Number

Citizen of:
      [ ] United States
      [ ] Other (specify)

INVESTMENT

Please indicate the amount you wish to invest
($250.00 minimum).

[ ]  By check(s) made payable to
     Chaconia Fund                       $
                                         --------------
[ ]  By wire (please call 516-951-0500
     or
     800-368-3322 (U.S.) for
     instructions.)                      $
                                         --------------

Indicate date of wire

DISTRIBUTIONS

Distributions will be reinvested in additional shares unless one of the following boxes is checked.

      [ ] Send me a check for all dividends and
          distributions.
      [ ] Send me a check for dividends, but reinvest capital gain distributions.

SIGNATURES AND CERTIFICATION

I (we) understand that certificates for the shares purchased hereby will be issued only upon request. I represent that I am of legal age and have legal capacity to make this purchase and have received and read a current prospectus of the Fund. I certify under penalty of perjury that:

1. The social security or other tax identification number stated is correct.

2. I am not subject to backup withholding because*
       [ ] A. The IRS has not informed me that I am subject to backup withholding.
       [ ] B. The IRS has notified me that I am no longer subject to backup withholding.

*Check the appropriate box. If this statement is not true and you are subject to backup withholding, strike out section 2.

------------------------------------------       ------------
Signature of Owner, Trustee or Custodian             Date

------------------------------------------       ------------
Signature of Joint Owner (Required if                Date
Joint Registration)

DEALER INFORMATION

------------------------------------------------------------
Dealer Name

------------------------------------------------------------
Representative's Name

------------------------------------------------------------
Branch Address

------------------------------------------------------------
Branch Number                                 AE#

------------------------------------------------------------
Street

------------------------------------------------------------
City

------------------------------------------------------------
State                                              Zip

                                  CAT PROGRAM
                     CONTINUING AUTOMATIC TRANSFER PROGRAM

HOW DOES IT WORK?

You choose any amount you would like of $50.00 or more to invest each month. Your transfer agent ("ADS") will establish a file with the Fund's custodian bank, Star Bank, N.A. (the "Custodian"), with the amount you have chosen to invest. The Custodian then draws an automatic clearinghouse ("ACH") debit electronically against your checking account each month. Shares of the Fund are purchased on the same day the Custodian draws the debit, a confirmation of each purchase is sent to you by ADS, and your bank statement will reflect the amount of each debit.

HOW DO I SET IT UP?

EXISTING SHAREHOLDERS -- Complete this form following the instructions below. Be sure to check the box below indicating that you already are a shareholder of the Fund and write your account number in the space provided.

NEW SHAREHOLDER -- You must first complete a regular account application, enclose a check ($250.00 minimum) made payable to Chaconia Fund to open your account and complete this form following the instructions below. Be sure to check the box below indicating that you are a new shareholder with the Fund.

Mark one of your personal checks or savings account deposit slips "VOID" and attach the voided check or savings deposit slip to this form. Mail this form, with the voided check or savings deposit slip attached, to ADS, at the address below. As soon as your bank accepts your authorization, monthly debits will be generated and purchases of Fund shares will begin. Please note that your bank must be able to accept ACH transactions and/or be a member of an ACH association. Your bank manager should be able to tell you about your bank's capabilities. The Fund cannot guarantee acceptance by your bank. Please allow one month for processing of the CAT Application before the first monthly debit occurs.

MAIL TO:  The Chaconia Income & Growth Fund, Inc.
          c/o American Data Services, Inc.
          The Hauppauge Corporate Center
          150 Motor Parkway, Suite 109
          Hauppauge, NY 11788

                                 FOR ADDITIONAL
                               INFORMATION CALL:

                              800-368-3322 (U.S.)

    [ ] YES, I authorize the Continuing Automatic Transfer Program ("CAT") be established for my account with The Chaconia Income & Growth Fund, Inc. Please begin CAT Investing for me and invest $
        --------------- ($50 minimum) in shares of the Fund on the:

      [ ] 1st
      [ ] 15th of each month.

    Check one:

      [ ] I am in the process of opening an account with the Fund. Enclosed is my account application and check ($250 minimum) made payable to Chaconia Fund, or

      [ ] I already have an existing account with the Fund; my account number is:
          ----------------------------------------.

--------------------------------------------------------------------------------
Name of my bank

--------------------------------------------------------------------------------
Address of my bank

I understand that my ACH debit for my CAT will be dated each month on the day specified above. I agree that if such debit is not honored upon presentation, ADS and the Custodian may discontinue this service, and any purchase of Fund shares may be reversed. I further understand that the net asset value of shares of the Fund at the time of such reversal may be less than the net asset value on the day of the original purchase. ADS and the Custodian are authorized to redeem sufficient additional full and fractional shares from my account to make up the deficiency. CAT Investing may be discontinued by ADS and the Custodian upon 30 days' written notice or by the investor by written notice to ADS (at the above address) provided the notice is received no later than 5 business days prior to the specified investment date.


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Signature of depositor     Date      Signature of Co-Depositor          Date
                                   (required for joint accounts)